                                                                     EXHIBIT 4.4

NUMBER                                                                    SHARES

AC
                                 ARTECON, INC.

   THIS CERTIFICATE IS TRANSFERABLE IN THE CITY OF BOSTON, MA OR NEW YORK, NY


INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF DELAWARE                              CUSIP 043003 10 2


This Certifies that


                                    SPECIMEN


is the record holder of


    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.005 PAR VALUE, OF

                                 ARTECON, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:

                             [ARTECON, INC. SEAL]
/s/ DANA W. KAMMERSGARD                                         /s/ J.L. LAMBERT

SECRETARY                                                       PRESIDENT


COUNTERSIGNED AND REGISTERED
  BOSTON EQUISERVE TRUST COMPANY
               TRANSFER AGENT
                 AND REGISTRAR

BY
      [SIG]

      AUTHORIZED SIGNATURE

     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common                  UNIF GIFT MIN ACT --            Custodian
     TEN ENT -- as tenants by the entireties                               -------------------------------
     JY TEN  -- as joint tenants with right of                                (Cust)            (Minor)
                survivorship and not as tenants                            under Uniform Gifts to Minors
                in common                                                  Act
                                                                           -------------------------------
                                                                                       (State)
                                                      UNIF TRF MIN ACT  -- Custodian (until age          )
                                                                           -------------------------------
                                                                              (Cust)
                                                                                   under Uniform Transfers
                                                                           -------------------------------
                                                                           (Minor)
                                                                           to Minors Act
                                                                           -------------------------------
                                                                                       (State)







    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________
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________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________________

                                         X_____________________________________

                                         X_____________________________________

                                   NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                           MUST CORRESPOND WITH THE NAME(S) AS
                                           WRITTEN UPON THE FACE OF THE
                                           CERTIFICATE IN EVERY PARTICULAR,
                                           WITHOUT ALTERATION OR ENLARGEMENT OR
                                           ANY CHANGE WHATEVER.


Signature(s) Guaranteed



By ____________________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM). PURSUANT
TO S.E.C. RULE 17AB-15.